Exhibit 99.1

ONCOR®
First Quarter 2016
Investor Call
May 5, 2016
Oncor Electric Delivery

Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.
Regulation G
This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.
Oncor Electric Delivery

1st Quarter 2016 Investor Call Agenda
Financial Overview
David Davis
Chief Financial Officer
Operational Review
Bob Shapard
Chief Executive
Q&A
Oncor Electric Delivery

Residential and Large C&I1 Metrics
Residential Points of Delivery
Q12 ’15 vs. Q1 ’16; thousands of meters
1.5%
2,844 2,888
At 3/31/15 At 3/31/16
Large C&I Billed MW Demand (Average)
Q1 ’15 vs. Q1 ’16
0.5%
16,931 17,012
Q1 ’15 Q1 ’16
Residential GWH
Q1 ’15 vs. Q1 ’16
10,409
8,649
16.9%
Q1 ’15 Q1 ’16
Large C&I GWH3
Q1 ’15 vs. Q1 ’16
16,634 16,377
1.5%
Q1 ’15 Q1 ’16
1 Commercial and Industrial
2 Unless otherwise noted, Q1 reflects three months ended March 31.
3 Prior period adjusted for billing day variation
Oncor Electric Delivery

Summary of Financial Results1
Adjusted Operating Revenues
Q12 ’15 vs. Q1 ’16; $ millions
1.1%
912 922
207 232
705 690
Q1 ’15 Q1 ’16
Revenues to pass-through expenses Revenues contributing to earnings
1 See Appendix for Reg G reconciliations and financial definitions.
2 Unless otherwise noted, Q1 reflects three months ended March 31.
Adjusted Operating Revenue Increase
Q1 ’15 vs. Q1 ’16; $ millions
Revenues Contributing to Earnings: $ millions
Distribution base revenue (34)
Transmission base revenue (TCOS):
Billed to 3rd party wholesale customers 12
Billed to Oncor Distribution, collected from REPs through TCRF 9
Total transmission base revenue (TCOS) 21
AMS surcharge (2)
Total revenues contributing to earnings (15)
Revenues to Pass-Through Expenses:
3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining TCRF revenue) 25
Energy efficiency and rate case expense surcharges –
Total revenues to pass through expenses 25
Total operating revenue increase 10
Oncor Electric Delivery

Summary of Financial Results1 (cont.)
Adjusted EBITDA
Q12 ’15 vs. Q1 ’16 and TME2 ’15 vs. TME ’16; $ millions
1,821 1,790
1.7%
431 414
3.9%
Q1 ’15 Q1 ’16 TME ’15 TME ’16
Adjusted Net Income Q1 ’15 vs. Q1 ’16; $ millions
97
81
16.5%
Q1 ’15 Q1 ’16
Adjusted Operating Cash Flow
Q1 ’15 vs. Q1 ’16; $ millions
167 27.5%
131
Q1 ’15 Q1 ’16
1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.
2 Unless otherwise indicated, Q1 reflects three months ended March 31 and TME reflects twelve months ended March 31.
Oncor Electric Delivery

Ample Liquidity and Stable Credit Metrics
Secured Revolving Credit Facility1 Balances at March 31, 2016; $ millions
2,000 (1,061) 939 20 959
Revolver Capacity Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity
Adjusted EBITDA2/Cash Interest
TME3 ’15 vs. TME ’16; Ratio
5.4x 5.4x
TME ’15 TME ’16
Debt4/Adjusted EBITDA
TME ’15 vs. TME ’16; Ratio
3.5x 3.7x
TME ’15 TME ’16
1 Oncor’s revolving credit facility matures in October 2017.
2 See Appendix for Reg G reconciliations and financial definitions.
3 Unless otherwise indicated, TME reflects twelve months ended March 31.
4 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.
Oncor Electric Delivery

1st Quarter 2016 Investor Call Agenda
Financial Overview David Davis
Chief Financial Officer
Operational Review Bob Shapard
Chief Executive
Q&A
Oncor Electric Delivery

Appendix -
Regulation G Reconciliations and Financial
Definitions
Oncor Electric Delivery

Financial Definitions
Measure Definition
Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo)
Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting and net income of BondCo
Adjusted Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities
Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo
Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans
Adjusted EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items, less BondCo results. EBITDA is a measure used by Oncor to assess performance.
Debt/Adjusted EBITDA (non-GAAP) Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.
Adjusted EBITDA/Cash Interest (non-GAAP) Adjusted EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality.
Oncor Electric Delivery

Table 1: Oncor Adjusted Operating Revenues Reconciliation
Three Months Ended March 31, 2015 and 2016 $ millions
Q1 ‘15 Q1 ‘16
Operating revenues – Oncor 946 943
Adjustments: Operating revenues – BondCo (34) (21)
Adjusted operating revenues, excluding BondCo 912 922
Oncor Electric Delivery 10

Table 2: Oncor Adjusted EBITDA Reconciliation
Three and Twelve Months Ended March 31, 2015 and 2016 $ millions
Q1 ‘15 Q1 ‘16 TME ‘15 TME ‘16
Net income – Oncor 98 81 444 415
Plus: Depreciation & amortization – Oncor 217 211 858 857
Provision in lieu of income taxes – Oncor 58 48 271 242
Interest expense – Oncor 81 84 346 336
Equals: EBITDA – Oncor 454 424 1,919 1,850
Adjustments: Net income – BondCo – – – –
Depreciation & amortization – BondCo (32) (20) (130) (101)
Interest expense – BondCo (2) (1) (12) (5)
Effects of fair value accounting (pre tax) (2) (1) (10) (4)
Regulatory asset amortization in O&M expense 13 12 54 50
Oncor Adjusted EBITDA, excluding BondCo 431 414 1,821 1,790
Oncor Electric Delivery 11

Table 3: Oncor Adjusted Net Income Reconciliation
Three Months Ended March 31, 2015 and 2016 $ millions
Q1 ‘15 Q1 ‘16
Net income – Oncor 98 81
Adjustments: Effects of purchase accounting (after tax) (1) –
BondCo net income – –
Adjusted net income, excluding BondCo 97 81
Oncor Electric Delivery 12

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation
Three Months Ended March 31, 2015 and 2016 $ millions
Q1 ‘15 Q1 ‘16
Operating cash flow – Oncor 163 189
Adjustments: Operating cash flow – BondCo (32) (22)
Adjusted operating cash flow, excluding BondCo 131 167
Oncor Electric Delivery 13

Table 5: Oncor Total Debt Reconciliation
At March 31, 20151 and 2016
$ millions
At 3/31/15 At 3/31/16
Short-term debt- Oncor 800 1,054
Long-term debt due currently – Oncor 109 41
Long-term debt, less due currently – Oncor 5,680 5,648
Total debt – Oncor, including BondCo 6,589 6,743
Adjustments: Long-term debt due currently – BondCo (109) (41)
Long-term debt, less due currently – BondCo (40) –
Total Oncor debt, excluding BondCo 6,440 6,702
1 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.
Oncor Electric Delivery 14

Table 6: Oncor Interest and Debt Coverage
Twelve Months Ended March 31, 20151 and 2016 $ millions
TME ‘15 TME ‘16 Ref Source
Interest expense and related charges – Oncor 346 336
Amortization of debt discount – Oncor (2) (3)
AFUDC – Oncor 4 6
Cash interest expense – Oncor 348 339
Less: Interest expense – BondCo (12) (5)
Cash interest expense, excluding BondCo 336 334 A
EBITDA, excluding BondCo 1,821 1,790 B Table 2
Total debt, excluding BondCo 6,440 6,702 C Table 5
EBITDA/cash interest – ratio (B / A) 5.4x 5.4x
Debt/EBITDA – ratio (C / B) 3.5x 3.7x
1 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.
Oncor Electric Delivery 15